UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 16, 2024

Date of Report (Date of Earliest Event Reported)

Lendway, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On October 16, 2024, Lendway, Inc. (the “Company”), as parent guarantor, entered into a First Amendment to the existing Credit Agreement dated February 20, 2024, together with the TULP 24.1, LLC as borrower, and each of Tulipa Acquisitie Holding B.V., Bloomia B.V., and Fresh Tulips USA, LLC, as guarantors, with Associated Bank, N.A., as agent for itself and the other lenders from time-to-time party thereto (the “Agent”). Under the Credit Agreement as amended (the “Credit Agreement”), among other things, the revolving facility capacity was temporarily increased from $6,000,000 to $8,000,000 and the definition of eligible inventory was temporarily expanded to include inventory in the Netherlands, in each case until March 31, 2025, the senior cash flow leverage ratio covenant levels were revised and the Company granted a security interest in certain cash collateral of the Company held with the Agent to secure the obligations under the Credit Agreement.

The foregoing description of the material terms of the Credit Agreement is qualified by the text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report, and incorporated by reference into this Item 1.01.

Item 2.03. Creation of A Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

First Amendment to Credit Agreement, dated October 16, 2024, by and among the Company, TULP 24.1, LLC, Tulipa Acquisite Holding B.V., Bloomia B.V., Fresh Tulips USA, LLC, and Associated Bank. N.A., a national banking association

104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDWAY, INC.

Date: October 22, 2024	By:	/s/ Elizabeth E. McShane
Elizabeth E. McShane
Chief Financial Officer

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